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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000


                               BRUSH WELLMAN INC.
             (Exact name of registrant as specified in its charter)



            Ohio                         1-7006                  34-0119320
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


          17876 St. Clair Avenue, Cleveland, Ohio                  44110
          (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (216) 486-4200


                                       N/A
          (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.

       Pursuant to an Agreement of Merger, Brush Merger Co., an Ohio corporation, merged with and into Brush Wellman Inc., an Ohio corporation (the "Company"), with the Company being the surviving corporation (the "Merger"). In connection with the Merger, each outstanding share of the Company's common stock, par value $1.00 per share (each, a "Common Share"), other than Common Shares with respect to which dissenters' rights were exercised, was converted into one share of common stock (a "BEM Common Share") of Brush Engineered Materials Inc., an Ohio corporation ("BEM"), with the result that BEM is the publicly held corporation and the Company is a wholly-owned subsidiary of BEM. Except for one holder of two Common Shares, as to which dissenters' rights were exercised, the shareholders of the Company immediately prior to the Merger were the shareholders of BEM immediately after the Merger.

       The Merger was effective on May 16, 2000. The BEM Common Shares are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.


Item 5. Other Events.

       On May 2, 2000, the Directors of the Company approved Amendment No. 1, dated as of May 16, 2000 (the "Amendment"), to the Rights Agreement, dated as of January 27, 1998 (the "Rights Agreement"), between the Company and National City Bank, N.A. (the "Rights Agent"). The Amendment made the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Agreement of Merger, dated as of May 16, 2000, among the Company, Brush Merger Co., an Ohio corporation, and BEM.

       The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as an exhibit hereto and incorporated herein by reference. Copies of the Rights Agreement, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit      Description of Document
-------      -----------------------

2 Agreement of Merger, dated as of May 16, 2000, by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc. (filed as Annex A to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

4(a) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

4(b)         Amended and Restated Code of Regulations of Brush Engineered
             Materials Inc.
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4(c)         Amendment No. 1, dated as of May 16, 2000, to the Rights Agreement, dated as of January 27, 1998, between the Company and National City Bank, N.A.
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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BRUSH WELLMAN INC.


                                     By: /s/ Michael C. Hasychak
                                         ---------------------------------------
                                         Michael C. Hasychak
                                         Secretary


Date: May 16, 2000
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                                  EXHIBIT INDEX


Exhibit      Description of Exhibit
-------      ----------------------

2 Agreement of Merger, dated as of May 16, 2000, by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc. (filed as Annex A to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

4(a) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by Brush Engineered Materials Inc. on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

4(b)         Amended and Restated Code of Regulations of Brush Engineered
             Materials Inc.

4(c) Amendment No. 1, dated as of May 16, 2000, to the Rights Agreement, dated as of January 27, 1998, between the Company and National City Bank, N.A.